UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

B. RILEY FINANCIAL, INC.
(Name of Registrant As Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

B. RILEY FINANCIAL, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held on June 21, 2024 This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at http://www.viewproxy.com/brileyfin/2024. If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 14, 2024 to facilitate timely delivery. If you do not so request a copy, you will not receive a paper copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper copies of your proxy materials are provided below and on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. 2024 Annual Meeting of Stockholders of B. Riley Financial, Inc. to be held on June 21, 2024 at 8:00 a.m. (PT) to be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/brileyfin/2024 by 8:59 p.m. PT on June 19, 2024 and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2024 B. Riley Annual Meeting. 1. The election as directors of the nominees listed below: 01 Bryant R. Riley 04 Tammy Brandt 07 Randall E. Paulson 02 Thomas J. Kelleher 05 Robert D’Agostino 08 Michael J. Sheldon 03 Robert L. Antin 06 Renée E. LaBran 09 Mimi K. Walters 2. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” proposal 2 and “FOR” the nominees for director listed in Proposal 1. REQUESTING A PAPER COPY OF THE PROXY MATERIALS Material for this annual meeting and future meetings, may be requested by one of the following methods: INTERNET TELEPHONE E-MAIL By logging on to http://www.viewproxy.com/brileyfin/2024 Have the 11 digit control number available when you access the website and follow the instructions. 1-877-777-2857 TOLL FREE By email at: requests@viewproxy.com * If requesting material by e-mail, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material. You must use the 11 digit control number located in the box below. VIRTUAL CONTROL NUMBER

B. Riley Financial, Inc. The following proxy materials are available to you for review at: http://www.viewproxy.com/brileyfin/2024. 2024 Proxy Statement / 2023 Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/brileyfin/2024 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.